                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                 NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois 60606
OCTOBER 23, 2002                                              (800) 257-8787

NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND (NFZ)
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (NFC) NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NZX)
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR) NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB) NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP) NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM) NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND (NRB) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO) NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC) NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND (NXI)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NBJ)
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB) NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)

September 27, 2002

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc. and Nuveen Ohio Quality Income Municipal Fund, Inc., each a Minnesota corporation, and Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen Ohio Dividend

Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen Texas Quality Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund 2 and Nuveen Virginia Premium Income Municipal Fund, each a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, October 23, 2002, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

1. To elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

        a.) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred"), voting together as a single class; and

        b.) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

2. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on August 27, 2002 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

September 27, 2002

NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND (NFZ)
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (NFC) NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NZX)
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR) NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB) NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP) NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM) NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND (NRB) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO) NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC) NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND (NXI)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NBJ)
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB) NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each Director or Trustee a "Board Member") of each of Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium"), Nuveen Michigan Quality Income Municipal Fund, Inc. ("Michigan Quality"), Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality"), each a Minnesota corporation, and Nuveen Arizona Dividend Advantage Municipal Fund ("Arizona Dividend"), Nuveen Connecticut Dividend Advantage Municipal Fund ("Connecticut Dividend"), Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium"), Nuveen Georgia Dividend Advantage Municipal Fund ("Georgia Dividend"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium"), Nuveen Maryland Dividend Advantage Municipal Fund ("Maryland Dividend"), Nuveen Maryland Dividend Advantage Municipal Fund 2 ("Maryland Dividend 2"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium"), Nuveen Massachusetts

Dividend Advantage Municipal Fund ("Massachusetts Dividend"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium"), Nuveen Michigan Dividend Advantage Municipal Fund ("Michigan Dividend"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium"), Nuveen North Carolina Dividend Advantage Municipal Fund ("North Carolina Dividend"), Nuveen North Carolina Dividend Advantage Municipal Fund 2 ("North Carolina Dividend 2"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium"), Nuveen Ohio Dividend Advantage Municipal Fund ("Ohio Dividend"), Nuveen Ohio Dividend Advantage Municipal Fund 2 ("Ohio Dividend 2"), Nuveen Texas Quality Income Municipal Fund ("Texas Quality"), Nuveen Virginia Dividend Advantage Municipal Fund ("Virginia Dividend"), Nuveen Virginia Dividend Advantage Municipal Fund 2 ("Virginia Dividend 2") and Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium"), each a Massachusetts business trust, (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on October 23, 2002 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about September 27, 2002.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

------------------------------------------------------------------------------------
MATTER                                           COMMON SHARES    MUNIPREFERRED(1)
------------------------------------------------------------------------------------
 1a. Election of Board Members by all                  X                  X
     shareholders (Robert P. Bremner, Lawrence
     H. Brown, Anne E. Impellizzeri, Peter R.
     Sawers and Judith M. Stockdale nominated)
------------------------------------------------------------------------------------
  b. Election of Board Members by                     N/A                 X
     MuniPreferred only (William J. Schneider
     and Timothy R. Schwertfeger nominated)
------------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Shares."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matter submitted for a vote of the shareholders of each Fund (except Arizona Dividend, Connecticut Dividend, Connecticut Premium, Georgia Premium, Georgia Dividend, Maryland Dividend, Maryland Dividend 2, Maryland Premium, Massachusetts Dividend, Massachusetts Premium, Michigan Dividend, Missouri Premium, North Carolina Dividend, North Carolina Dividend 2, North Carolina Premium, Ohio Dividend, Ohio Dividend 2, Texas Quality, Virginia Dividend, Virginia Dividend 2 and Virginia Premium, the "Massachusetts Business Trusts"), abstentions and broker non-votes will be treated as shares voted against the election of Board Members. For purposes of determining the approval of the matter submitted for a vote of the shareholders of the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

Those persons who were shareholders of record at the close of business on August 27, 2002 will be entitled to one vote for each share held. As of August 27, 2002, the shares of the Funds were issued and outstanding as follows:

---------------------------------------------------------------------------------------
                FUND                    SYMBOL    COMMON SHARES       MUNIPREFERRED
---------------------------------------------------------------------------------------
 Arizona Dividend                       NFZ         1,539,379        480    Series T
---------------------------------------------------------------------------------------
 Arizona Premium                        NAZ         4,413,212      1,200    Series TH
---------------------------------------------------------------------------------------
 Connecticut Dividend                   NFC         2,546,022        780    Series T
---------------------------------------------------------------------------------------
 Connecticut Premium                    NTC         5,283,434      1,532    Series TH
---------------------------------------------------------------------------------------
 Georgia Dividend                       NZX         1,956,996        600    Series M
---------------------------------------------------------------------------------------
 Georgia Premium                        NPG         3,770,821      1,112    Series TH
---------------------------------------------------------------------------------------
 Maryland Dividend                      NFM         4,156,348      1,280    Series M
---------------------------------------------------------------------------------------
 Maryland Dividend 2                    NZR         4,166,151      1,280    Series F
---------------------------------------------------------------------------------------
 Maryland Premium                       NMY        10,534,285      1,404    Series W
                                                                   1,760    Series TH
---------------------------------------------------------------------------------------
 Massachusetts Dividend                 NMB         1,943,829        560    Series T
---------------------------------------------------------------------------------------
 Massachusetts Premium                  NMT         4,691,958      1,360    Series TH
---------------------------------------------------------------------------------------
 Michigan Dividend                      NZW         2,058,624        640    Series W
---------------------------------------------------------------------------------------
 Michigan Premium                       NMP         7,699,352        840    Series M
                                                                   1,400    Series TH
---------------------------------------------------------------------------------------
 Michigan Quality                       NUM        11,610,041      3,200    Series TH
                                                                     560    Series F
---------------------------------------------------------------------------------------
 Missouri Premium                       NOM         2,207,919        640    Series TH
---------------------------------------------------------------------------------------
 North Carolina Dividend                NRB         2,236,505        680    Series T
---------------------------------------------------------------------------------------
 North Carolina Dividend 2              NNO         3,732,017      1,120    Series F
---------------------------------------------------------------------------------------
 North Carolina Premium                 NNC         6,298,998      1,872    Series TH
---------------------------------------------------------------------------------------
 Ohio Dividend                          NXI         4,217,049      1,240    Series W
---------------------------------------------------------------------------------------
 Ohio Dividend 2                        NBJ         3,113,373        960    Series F
---------------------------------------------------------------------------------------
 Ohio Quality                           NUO         9,563,123        680    Series M
                                                                   1,400    Series TH
                                                                   1,000    Series TH2
---------------------------------------------------------------------------------------
 Texas Quality                          NTX         9,462,622        760    Series M
                                                                   2,000    Series TH
---------------------------------------------------------------------------------------
 Virginia Dividend                      NGB         3,115,566        960    Series W
---------------------------------------------------------------------------------------
 Virginia Dividend 2                    NNB         5,682,415      1,680    Series M
---------------------------------------------------------------------------------------
 Virginia Premium                       NPV         8,769,796        832    Series T
                                                                   1,720    Series TH
---------------------------------------------------------------------------------------

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting, seven (7) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, under normal circumstances, holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class.

FOR ARIZONA PREMIUM, MICHIGAN PREMIUM, MICHIGAN QUALITY AND OHIO QUALITY. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect Board Members of that Fund.

FOR ARIZONA DIVIDEND, CONNECTICUT DIVIDEND, CONNECTICUT PREMIUM, GEORGIA DIVIDEND, GEORGIA PREMIUM, MARYLAND DIVIDEND, MARYLAND DIVIDEND 2, MARYLAND PREMIUM, MASSACHUSETTS DIVIDEND, MASSACHUSETTS PREMIUM, MICHIGAN DIVIDEND, MISSOURI PREMIUM, NORTH CAROLINA DIVIDEND, NORTH CAROLINA DIVIDEND 2, NORTH CAROLINA PREMIUM, OHIO DIVIDEND, OHIO DIVIDEND 2, TEXAS QUALITY, VIRGINIA DIVIDEND, VIRGINIA DIVIDEND 2 AND VIRGINIA PREMIUM. The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of Nuveen Investments or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

---------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                        POSITIONS AND OFFICES                                   PORTFOLIOS IN
                        WITH THE FUNDS, TERM   PRINCIPAL OCCUPATIONS INCLUDING   FUND COMPLEX
NAME, BIRTHDATE         OF OFFICE AND LENGTH   OTHER DIRECTORSHIPS DURING PAST    OVERSEEN BY
AND ADDRESS             OF TIME SERVED         FIVE YEARS                          TRUSTEE(1)
---------------------------------------------------------------------------------------------
Board Member who is an
interested person* of
the Fund:

Timothy R.              Chairman of the        Chairman and Director (since           130
Schwertfeger(2)         Board, President and   1996) of The John Nuveen
3/28/49                 Board Member.          Company, Nuveen Investments,
333 West Wacker Drive   Term of Office:        Nuveen Advisory Corp. and
Chicago, IL 60606       2002-All Funds         Nuveen Institutional Advisory
                        Length of Time         Corp.; Chairman and Director
                        Served: since 1994-    (since 1997) of Nuveen Asset
                        All Funds except       Management Inc.; Director
                        2001-Dividend          (since 1996) of Institutional
                        Advantage Funds(3)     Capital Corporation; Chairman
                                               and Director (since 1999) of
                                               Rittenhouse Financial Services
                                               Inc.; Chief Executive Officer
                                               and Director (since 1999) of
                                               Nuveen Senior Loan Asset
                                               Management Inc.

Board Members who are
not interested persons
of the Fund:

Robert P. Bremner       Board Member.          Private Investor and Management        112
8/22/40                 Term of Office:        Consultant.
3725 Huntington         2002-All Funds
Street, N.W.            Length of Time
Washington, D.C. 20015  Served: since 1997-
                        All Funds except
                        2001-Dividend
                        Advantage Funds(3)

Lawrence H. Brown       Board Member.          Retired (August 1989) as Senior        112
7/29/34                 Term of Office:        Vice President of The Northern
201 Michigan Avenue     2002-All Funds         Trust Company.
Highwood, IL 60040      Length of Time
                        Served: since 1993-
                        All Funds except
                        2001-Dividend
                        Advantage Funds(3)

Anne E. Impellizzeri    Board Member.          Retired (2002); formerly,              112
1/26/33                 Term of Office:        Executive Director (1998-2002)
3 West 29th Street      2002-All Funds         of Manitoga/ The Russel Wright
New York, NY 10001      Length of Time         Design Center; prior thereto,
                        Served: since 1994-    President and Chief Executive
                        All Funds except       Officer of Blanton-Peale
                        2001-Dividend          Institute; prior thereto, Vice
                        Advantage Funds(3)     President, Metropolitan Life
                                               Insurance Co.

---------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                        POSITIONS AND OFFICES                                   PORTFOLIOS IN
                        WITH THE FUNDS, TERM   PRINCIPAL OCCUPATIONS INCLUDING   FUND COMPLEX
NAME, BIRTHDATE         OF OFFICE AND LENGTH   OTHER DIRECTORSHIPS DURING PAST    OVERSEEN BY
AND ADDRESS             OF TIME SERVED         FIVE YEARS                          TRUSTEE(1)
---------------------------------------------------------------------------------------------
Peter R. Sawers         Board Member.          Adjunct Professor of Business          112
4/3/33                  Term of Office:        and Economics, University of
22 The Landmark         2002-All Funds         Dubuque, Iowa; formerly
Northfield, IL 60093    Length of Time         (1991-2000) Adjunct Professor,
                        Served: since 1991-    Lake Forest Graduate School of
                        All Funds except       Management, Lake Forest,
                        1992-Arizona Premium,  Illinois; Director, Executive
                        and Michigan Premium   Service Corps of Chicago;
                        1993-Connecticut       Director, Hadley School for the
                        Premium                Blind; prior thereto, Executive
                        Georgia Premium        Director, Towers Perrin
                        Maryland Premium       Australia, a management
                        Massachusetts Premium  consulting firm; Chartered
                        Missouri Premium       Financial Analyst; Certified
                        North Carolina         Management Consultant.
                        Premium
                        Virginia Premium
                        2001-Dividend
                        Advantage Funds(3)

William J.              Board Member.          Senior Partner and Chief               112
Schneider(2)            Term of Office:        Operating Officer,
9/24/44                 2002-All Funds         Miller-Valentine Group, Vice
4000 Miller-            Length of Time         President, Miller-Valentine
Valentine Ct.           Served: since          Realty, a development and
P.O. Box 744            1997-All Funds except  contract company; Chair, Miami
Dayton, OH 45401        2001-Dividend          Valley Hospital; Chair, Miami
                        Advantage Funds(3)     Valley Economic Development
                                               Coalition; formerly, Member,
                                               Community Advisory Board,
                                               National City Bank, Dayton,
                                               Ohio; and Business Advisory
                                               Council, Cleveland Federal
                                               Reserve Bank.

Judith M. Stockdale     Board Member.          Executive Director, Gaylord and        112
12/29/47                Term of Office:        Dorothy Donnelley Foundation
35 East Wacker Drive    2002-All Funds         (since 1994); prior thereto,
Suite 2600              Length of Time         Executive Director, Great Lakes
Chicago, IL 60601       Served: since          Protection Fund (from 1990 to
                        1997-All Funds except  1994).
                        2001-Dividend
                        Advantage Funds(3)
---------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of September 20, 2002, the Board Members and nominees were board members of 30 Nuveen open-end funds and 82 closed-end funds managed by Nuveen Advisory Corp. ("NAC"). In addition, Mr. Schwertfeger is a board member of 9 open-end and 9 closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC").

(2) Board Members Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds.

(3) Arizona Dividend, Connecticut Dividend, Georgia Dividend, Maryland Dividend, Maryland Dividend 2, Massachusetts Dividend, Michigan Dividend, North Carolina Dividend, North Carolina Dividend 2, Ohio Dividend, Ohio Dividend 2, Virginia Dividend and Virginia Dividend 2.

BENEFICIAL OWNERSHIP

The following table lists the dollar range and number of common shares beneficially owned by each Board Member in each Fund and in all Nuveen Funds overseen by the Board Members as of July 31, 2002:

                                                       DOLLAR RANGE AND NUMBER OF COMMON SHARES
-------------------------------------------------------------------------------------------------------------------
                                      ARIZONA        ARIZONA       CONNECTICUT     CONNECTICUT       GEORGIA
BOARD MEMBERS                        DIVIDEND        PREMIUM         DIVIDEND        PREMIUM        DIVIDEND
-------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)                     0               0               0               0              0
Robert P. Bremner                              0               0               0               0              0
Lawrence H. Brown                              0               0               0               0              0
Anne E. Impellizzeri                           0               0               0               0              0
Peter R. Sawers                                0               0               0               0              0
William J. Schneider                           0               0               0               0              0
Judith M. Stockdale                            0               0               0               0              0
-------------------------------------------------------------------------------------------------------------------

                                                       DOLLAR RANGE AND NUMBER OF COMMON SHARES
-------------------------------------------------------------------------------------------------------------------
                                      GEORGIA        MARYLAND        MARYLAND        MARYLAND     MASSACHUSETTS
BOARD MEMBERS                         PREMIUM        DIVIDEND       DIVIDEND 2       PREMIUM        DIVIDEND
-------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)                     0               0               0               0              0
Robert P. Bremner                              0               0               0               0              0
Lawrence H. Brown                              0               0               0               0              0
Anne E. Impellizzeri                           0               0               0               0              0
Peter R. Sawers                                0               0               0               0              0
William J. Schneider                           0               0               0               0              0
Judith M. Stockdale                            0               0               0               0              0
-------------------------------------------------------------------------------------------------------------------

                                                       DOLLAR RANGE AND NUMBER OF COMMON SHARES
-------------------------------------------------------------------------------------------------------------------
                                   MASSACHUSETTS     MICHIGAN        MICHIGAN        MICHIGAN       MISSOURI
BOARD MEMBERS                         PREMIUM        DIVIDEND        PREMIUM         QUALITY         PREMIUM
-------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)                     0               0               0               0              0
Robert P. Bremner                              0               0               0               0              0
Lawrence H. Brown                              0               0               0               0              0
Anne E. Impellizzeri                           0               0               0               0              0
Peter R. Sawers                                0               0               0               0              0
William J. Schneider                           0               0               0               0              0
Judith M. Stockdale                            0               0               0               0              0
-------------------------------------------------------------------------------------------------------------------

                                                         DOLLAR RANGE AND NUMBER OF COMMON SHARES
----------------------------------------------------------------------------------------------------------------
                                               NORTH CAROLINA  NORTH CAROLINA  NORTH CAROLINA      OHIO
BOARD MEMBERS                                     DIVIDEND       DIVIDEND 2       PREMIUM        DIVIDEND
----------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)                                  0               0               0              0
Robert P. Bremner                                           0               0               0              0
Lawrence H. Brown                                           0               0               0              0
Anne E. Impellizzeri                                        0               0               0              0
Peter R. Sawers                                             0               0               0              0
William J. Schneider                                        0               0               0              0
Judith M. Stockdale
----------------------------------------------------------------------------------------------------------------

                                                       DOLLAR RANGE AND NUMBER OF COMMON SHARES
-------------------------------------------------------------------------------------------------------------------
                                       OHIO            OHIO           TEXAS          VIRGINIA       VIRGINIA
BOARD MEMBERS                       DIVIDEND 2       PREMIUM         QUALITY         DIVIDEND      DIVIDEND 2
-------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)                     0               0               0               0              0
Robert P. Bremner                              0               0               0               0              0
Lawrence H. Brown                              0               0               0               0              0
Anne E. Impellizzeri                           0               0               0               0              0
Peter R. Sawers                                0               0               0               0              0
William J. Schneider                           0               0               0               0              0
Judith M. Stockdale                            0               0               0               0              0
-------------------------------------------------------------------------------------------------------------------

                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                           SECURITIES IN ALL REGISTERED
                                                           INVESTMENT COMPANIES OVERSEEN
                                                           BY BOARD MEMBER IN FAMILY OF
DOLLAR RANGE AND NUMBER OF COMMON SHARES                   INVESTMENT COMPANIES(2)
-------------------------------------------------------------------------------------------
                                                  VIRGINIA
BOARD MEMBERS                                      PREMIUM
----------------------------------------------------------
Timothy R. Schwertfeger(1)                               0         over $100,000
Robert P. Bremner                                        0     $10,001 - $50,000
Lawrence H. Brown                                        0         over $100,000
Anne E. Impellizzeri                                     0    $50,001 - $100,000
Peter R. Sawers                                          0         over $100,000
William J. Schneider                                     0         over $100,000
Judith M. Stockdale                                      0     $10,001 - $50,000
-------------------------------------------------------------------------------------------

(1) For Mr. Schwertfeger, the amount reflected also includes shares held in Nuveen's 401(k)/Profit Sharing Plan.

(2) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member and reflects share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members, as more fully described under "Compensation."

On July 31, 2002, Board Members and executive officers of the Funds as a group beneficially owned 468,068 common shares of all funds managed by Nuveen Advisory Corp. ("NAC" or the "Adviser"), Nuveen Institutional Advisory Corp. ("NIAC") (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of August 27, 2002 the Board Members and executive officers of the Funds as a group owned beneficially less than 1% of the outstanding common shares of each Fund. As of August 27, 2002, the Board Members and executive officers of the Funds did not own any shares of MuniPreferred. As of August 27, 2002, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

OTHER AFFILIATIONS OR RELATIONSHIPS OF BOARD MEMBERS

As of July 31, 2002, none of the Board Members who are "interested persons" of a Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and who are not affiliated with Nuveen Investments ("Nuveen") or the Adviser (the "Independent Board Members"), nor any immediate family member of an Independent Board Member, owns shares of the Adviser or a principal underwriter of a Fund, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of a Fund.

There have been no transactions by a Fund since the beginning of the Fund's last fiscal year, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any Board Member, executive officer or security holder of more than 5% of the voting securities of a Fund, or any immediate family members of the foregoing persons, has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to a Fund in an amount in excess of $60,000 at any time since that date.

No Independent Board Member, nor any immediate family member of such a Board Member, has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the Adviser or principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Funds. Moreover, no Independent Board Member (or immediate family member of any Independent Board Member) has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or any direct or indirect material interest in any transaction or series of transactions or in any currently proposed transaction or series of transactions, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the Funds, an officer of the Funds, any investment company sharing the same Adviser or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Funds, or any officer of such a person.

Within the last two completed fiscal years of the Funds, no officer of any investment adviser or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds, has served as a board member on a board of a company where any of the Board Members or Nominees of the Funds has served as an officer.

COMPENSATION

The Board Members affiliated with Nuveen Investments ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. The Independent Board Members receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds affiliated with Nuveen and the Adviser and a $1,750 fee per day plus expenses for attendance in person or by telephone at all meetings of the Board (including any committee meetings) held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at all meetings, (including any committee meetings) held on a day on which no regular Board meeting is held, and a $500 fee per day plus expenses for attendance in person or $250 if by telephone at a meeting of any committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes although Fund management may, in its discretion, establish a minimum amount to be allocated to each such Fund. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. None of the Funds are Participating Funds.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the NAC Funds for the calendar year ended 2001. Mr. Schwertfeger, a Board Member who is an interested person of each Fund, does not receive any compensation from the Fund or any Nuveen Funds.

                                                                  AGGREGATE COMPENSATION FROM THE FUNDS
-------------------------------------------------------------------------------------------------------------------
                                                      ARIZONA    ARIZONA   CONNECTICUT   CONNECTICUT   GEORGIA
BOARD MEMBERS                                         DIVIDEND   PREMIUM    DIVIDEND       PREMIUM     DIVIDEND
-------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                                        50        136         74            152          28
Lawrence H. Brown                                        53        143         78            162          35
Anne E. Impellizzeri                                     50        136         74            152          28
Peter R. Sawers                                          49        134         73            150         116
William J. Schneider                                     50        136         74            152          28
Judith M. Stockdale                                      50        136         74            152          28
-------------------------------------------------------------------------------------------------------------------

                                                                AGGREGATE COMPENSATION FROM THE FUNDS
------------------------------------------------------------------------------------------------------------------
                                                    GEORGIA   MARYLAND    MARYLAND    MARYLAND   MASSACHUSETTS
BOARD MEMBERS                                       PREMIUM   DIVIDEND   DIVIDEND 2   PREMIUM      DIVIDEND
------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                                     109       121          60         301           57
Lawrence H. Brown                                     116       128          69         320           60
Anne E. Impellizzeri                                  109       121          60         301           57
Peter R. Sawers                                       107       119         153         297           56
William J. Schneider                                  109       121          60         301           57
Judith M. Stockdale                                   109       121          60         301           57
------------------------------------------------------------------------------------------------------------------

                                                        AGGREGATE COMPENSATION FROM THE FUNDS
-------------------------------------------------------------------------------------------------------------------
                                   MASSACHUSETTS     MICHIGAN        MICHIGAN        MICHIGAN       MISSOURI
BOARD MEMBERS                         PREMIUM        DIVIDEND        PREMIUM         QUALITY         PREMIUM
-------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                            135              50             253             393             63
Lawrence H. Brown                            144              57             267             415             67
Anne E. Impellizzeri                         135              50             253             393             63
Peter R. Sawers                              134             138             250             388             62
William J. Schneider                         135              50             253             393             63
Judith M. Stockdale                          135              50             253             393             63
-------------------------------------------------------------------------------------------------------------------

                                   AGGREGATE COMPENSATION FROM THE FUNDS
--------------------------------------------------------------------------------------------------------------------
                                   NORTH CAROLINA  NORTH CAROLINA  NORTH CAROLINA       OHIO           OHIO
BOARD MEMBERS                         DIVIDEND       DIVIDEND 2       PREMIUM         DIVIDEND      DIVIDEND 2
--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                             65               26             181             134             76
Lawrence H. Brown                             69              130             192             142             84
Anne E. Impellizzeri                          65               26             181             134             76
Peter R. Sawers                               64              236             178             133            169
William J. Schneider                          65               26             181             134             76
Judith M. Stockdale                           65               26             181             134             76
--------------------------------------------------------------------------------------------------------------------

                                   AGGREGATE COMPENSATION FROM THE FUNDS
---------------------------------------------------------------------------------------------------------------
                                       OHIO           TEXAS          VIRGINIA        VIRGINIA
BOARD MEMBERS                         QUALITY        QUALITY         DIVIDEND       DIVIDEND 2
---------------------------------------------------------------------------------------------------------------
Robert P. Bremner                            336             307              90              40
Lawrence H. Brown                            354             324              96             195
Anne E. Impellizzeri                         336             307              90              40
Peter R. Sawers                              332             303              89             350
William J. Schneider                         336             307              90              40
Judith M. Stockdale                          336             307              90              40
-------------------------------------------------------------------------------------------------------------------

                                                                        TOTAL
                                                                 COMPENSATION
                                                            FROM NUVEEN FUNDS
                                                                PAID TO BOARD
                                AGGREGATE COMPENSATION FROM THE FUNMEMBERS(1)
                                ---------------------------------------------
                                VIRGINIA
BOARD MEMBERS                   PREMIUM
-----------------------------------------------------------------------------
Robert P. Bremner                 256                            72,500
Lawrence H. Brown                 272                            78,500
Anne E. Impellizzeri              256                            72,500
Peter R. Sawers                   253                            73,000
William J. Schneider              256                            72,500
Judith M. Stockdale               256                            72,500
-----------------------------------------------------------------------------

(1) Includes compensation for service on the Boards of the NAC Funds for the calendar year ended 2001, including deferred fees.

COMMITTEES

The Board Members serve on four standing committees: the executive committee, the audit committee, the nominating and governance committee, and the dividend and valuation committee.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of an administrative or ministerial nature. The executive committee of each of the Georgia Dividend Advantage, Maryland Dividend Advantage 2, Michigan Dividend Advantage, North Carolina Dividend Advantage 2, Ohio Dividend Advantage 2 and Virginia Dividend Advantage 2 held two meetings during each Fund's last fiscal year; the executive committee of each of the other Funds held no meetings during their fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend and valuation committee for each Fund. The dividend and valuation committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The committee also oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The dividend and valuation committee of each Fund with a May 31 fiscal year end held 5 meetings during its last fiscal year and each Fund with a July 31 fiscal year end held 6 meetings during its last fiscal year.

Each Fund's Board has an audit committee composed of Board Members who are not "interested persons" of the Fund and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards or Section 121(A) of American Stock Exchange's listing standards, as applicable. The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee has adopted a written charter. The audit committee of each Fund held 2 meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating and governance committee composed of all Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Board Members, (2) the selection and review of committee assignments, and (3) Board Member education, board meetings and board performance. The nominating and governance committee of each Fund held one meeting during its last fiscal year. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson,

Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview all candidates and to make the final selection regarding the nomination of any new Board Members. The nominating and governance committee of each Fund held 2 meetings during its last fiscal year.

The Board of each Fund with a May 31 fiscal year end held 4 regular quarterly meetings and 2 special meetings during its last fiscal year. The Board of each Fund with a July 31 fiscal year end held 5 regular quarterly meetings and 1 special meeting during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

THE FUND'S OFFICERS

The following table sets forth information as of September 1, 2002 with respect to each officer of the Funds, other than Mr. Schwertfeger, who is a Board Member and is included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in August 2003. The Board will consider the election of officers to serve until July 2003 and as set forth in each Fund's by-laws at the regularly scheduled Board meeting to be held after the Funds' Annual Meeting.

------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                             POSITIONS AND OFFICES WITH THE   PRINCIPAL OCCUPATIONS INCLUDING  FUND COMPLEX
                             FUND, TERM OF OFFICE AND LENGTH    OTHER DIRECTORSHIPS DURING       SERVED BY
NAME, BIRTHDATE AND ADDRESS          OF TIME SERVED                   PAST FIVE YEARS             OFFICER
------------------------------------------------------------------------------------------------------------
Michael T. Atkinson          Vice President.                  Vice President (since January          130
2/3/66                       Term of Office: 2003.            2002), formerly, Assistant Vice
333 West Wacker Drive        Length of Time Served: since     President (from 2000),
Chicago, IL 60606            2002.                            previously, Associate of Nuveen
                                                              Investments.
Paul L. Brennan              Vice President.                  Vice President (since January          126
11/10/66                     Term of Office: 2003.            2002), formerly Assistant Vice
333 West Wacker Drive        Length of Time Served: since     President (from 1997), of
Chicago, IL 60606            2002.                            Nuveen Advisory Corp.
Peter H. D'Arrigo            Vice President and Treasurer.    Vice President of Nuveen               130
11/28/67                     Term of Office: 2003.            Investments (since 1999), prior
333 West Wacker Drive        Length of Time Served: since     thereto, Assistant Vice
Chicago, IL 60606            1999.                            President (from 1997 to 1999);
                                                              Vice President and Treasurer of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc. (since 1999);
                                                              Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                             POSITIONS AND OFFICES WITH THE   PRINCIPAL OCCUPATIONS INCLUDING  FUND COMPLEX
                             FUND, TERM OF OFFICE AND LENGTH    OTHER DIRECTORSHIPS DURING       SERVED BY
NAME, BIRTHDATE AND ADDRESS          OF TIME SERVED                   PAST FIVE YEARS             OFFICER
------------------------------------------------------------------------------------------------------------
Susan M. DeSanto             Vice President.                  Vice President of Nuveen               130
9/8/54                       Term of Office: 2003.            Advisory Corp. (since 2001);
333 West Wacker Drive        Length of Time Served: since     previously, Vice President of
Chicago, IL 60606            2001.                            Van Kampen Investment Advisory
                                                              Corp. (from 1998); prior
                                                              thereto, Assistant Vice
                                                              President of Van Kampen
                                                              Investment Advisory Corp.
Jessica R. Droeger           Vice President.                  Vice President (since January          130
9/24/64                      Term of Office: 2003.            2002) and Assistant General
333 West Wacker Drive        Length of Time Served: since     Counsel (since 1998), formerly,
Chicago, IL 60606            2002.                            Assistant Vice President (from
                                                              1998) of Nuveen Investments;
                                                              Vice President (since May
                                                              2002), and Assistant Secretary
                                                              (from 1998) formerly, Assistant
                                                              Vice President of Nuveen
                                                              Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.;
                                                              prior thereto, Associate at the
                                                              law firm D'Ancona Partners LLC.
Lorna C. Ferguson            Vice President.                  Vice President of Nuveen               130
10/24/45                     Term of Office: 2003.            Investments; Vice President
333 West Wacker Drive        Length of Time Served: since     (since 1998) of Nuveen Advisory
Chicago, IL 60606            1998.                            Corp. and Nuveen Institutional
                                                              Advisory Corp.
William M. Fitzgerald        Vice President.                  Managing Director (since 2002)         130
3/2/64                       Term of Office: 2003.            of Nuveen Investments; Managing
333 West Wacker Drive        Length of Time Served: since     Director (since 2001), formerly
Chicago, IL 60606            1995.                            Vice President (since 1995) of
                                                              Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory
                                                              Corp.; Chartered Financial
                                                              Analyst.

------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                             POSITIONS AND OFFICES WITH THE   PRINCIPAL OCCUPATIONS INCLUDING  FUND COMPLEX
                             FUND, TERM OF OFFICE AND LENGTH    OTHER DIRECTORSHIPS DURING       SERVED BY
NAME, BIRTHDATE AND ADDRESS          OF TIME SERVED                   PAST FIVE YEARS             OFFICER
------------------------------------------------------------------------------------------------------------
Stephen D. Foy               Vice President and Controller.   Vice President of Nuveen               130
5/31/54                      Term of Office: 2003.            Investments and (since 1998)
333 West Wacker Drive        Length of Time Served: since     The John Nuveen Company; Vice
Chicago, IL 60606            1998.                            President (since 1999) of
                                                              Nuveen Senior Loan Management
                                                              Inc.; Certified Public
                                                              Accountant.
J. Thomas Futrell            Vice President.                  Vice President of Nuveen               126
7/5/55                       Term of Office: 2003.            Advisory Corp.; Chartered
333 West Wacker Drive        Length of Time Served: since     Financial Analyst.
Chicago, IL 60606            1992
Richard A. Huber             Vice President.                  Vice President of Nuveen               126
3/26/63                      Term of Office: 2003.            Institutional Advisory Corp.
333 West Wacker Drive        Length of Time Served: since     (since 1998) and Nuveen
Chicago, IL 60606            1997                             Advisory Corp. (since 1997).
Steve J. Krupa               Vice President.                  Vice President of Nuveen               126
8/21/57                      Term of Office: 2003.            Advisory Corp.
333 West Wacker Drive        Length of Time Served: since
Chicago, IL 60606            1990.
David J. Lamb                Vice President.                  Vice President (since 2000) of         130
3/22/63                      Term of Office: 2003.            Nuveen Investments, previously
333 West Wacker Drive        Length of Time Served: since     Assistant Vice President (from
Chicago, IL 60606            2000.                            1999); prior thereto, Associate
                                                              of Nuveen Investments;
                                                              Certified Public Accountant.
Tina M. Lazar                Vice President.                  Vice President (since 1999),           130
8/27/61                      Term of Office: 2003.            previously, Assistant Vice
333 West Wacker Drive        Length of Time Served: 2002.     President (since 1993) of
Chicago, IL 60606                                             Nuveen Investments.

------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                             POSITIONS AND OFFICES WITH THE   PRINCIPAL OCCUPATIONS INCLUDING  FUND COMPLEX
                             FUND, TERM OF OFFICE AND LENGTH    OTHER DIRECTORSHIPS DURING       SERVED BY
NAME, BIRTHDATE AND ADDRESS          OF TIME SERVED                   PAST FIVE YEARS             OFFICER
------------------------------------------------------------------------------------------------------------
Larry W. Martin              Vice President and Assistant     Vice President, Assistant              130
7/27/51                      Secretary.                       Secretary and Assistant General
333 West Wacker Drive        Term of Office: 2003.            Counsel of Nuveen Investments;
Chicago, IL 60606            Length of Time Served: since     Vice President and Assistant
                             1988.                            Secretary of Nuveen Advisory
                                                              Corp., Nuveen Institutional
                                                              Advisory Corp. and Nuveen
                                                              Senior Loan Asset Management
                                                              Inc. (since 1999); Assistant
                                                              Secretary of The John Nuveen
                                                              Company; and Assistant
                                                              Secretary of Nuveen Asset
                                                              Management Inc. (since 1997).
Edward F. Neild, IV          Vice President.                  Managing Director (since 2002),        126
7/7/65                       Term of Office: 2003.            formerly, Vice President (from
333 West Wacker Drive        Length of Time Served: since     September 1996) of Nuveen
Chicago, IL 60606            1996.                            Investments; Managing Director
                                                              (since 1997) of Nuveen Advisory
                                                              Corp. and Nuveen Institutional
                                                              Advisory Corp.; Chartered
                                                              Financial Analyst.
Thomas J. O'Shaughnessy      Vice President.                  Vice President (since January          126
9/4/60                       Term of Office: 2003.            2002), formerly, Assistant Vice
333 West Wacker Drive        Length of Time Served: since     President (from 1998), of
Chicago, IL 60606            2002.                            Nuveen Advisory Corp.
Thomas C. Spalding           Vice President.                  Vice President of Nuveen               126
7/31/51                      Term of Office: 2003.            Advisory Corp. and Nuveen
333 West Wacker Drive        Length of Time Served: since     Institutional Advisory Corp;
Chicago, IL 60606            1982.                            Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                             POSITIONS AND OFFICES WITH THE   PRINCIPAL OCCUPATIONS INCLUDING  FUND COMPLEX
                             FUND, TERM OF OFFICE AND LENGTH    OTHER DIRECTORSHIPS DURING       SERVED BY
NAME, BIRTHDATE AND ADDRESS          OF TIME SERVED                   PAST FIVE YEARS             OFFICER
------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         Vice President and Secretary.    Managing Director (since 2002),        130
9/9/56                       Term of Office: 2003.            Assistant Secretary and
333 West Wacker Drive        Length of Time Served: since     Associate General Counsel,
Chicago, IL 60606            1988.                            formerly, Vice President of
                                                              Nuveen Investments; Managing
                                                              Director (since 2002), General
                                                              Counsel and Assistant
                                                              Secretary, formerly, Vice
                                                              President of Nuveen Advisory
                                                              Corp. and Nuveen Institutional
                                                              Advisory Corp.; Managing
                                                              Director (since 2002), and
                                                              Assistant Secretary, formerly,
                                                              Vice President of Nuveen Senior
                                                              Loan Asset Management Inc.
                                                              (since 1999); Managing Director
                                                              and Assistant Secretary of
                                                              Nuveen Asset Management Inc.;
                                                              Vice President and Assistant
                                                              Secretary of The John Nuveen
                                                              Company; Chartered Financial
                                                              Analyst.
------------------------------------------------------------------------------------------------------------

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of each Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) each Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the Committees meet periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The Committee also recommends to the Board the selection of each Fund's independent auditors. The Committee is currently composed of six Board Members and operates under a written charter adopted and approved by the Board. Each Committee member is independent as defined by New York Stock Exchange and American Stock Exchange listing standards, as applicable.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The Committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the Committee are:

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Judith M. Stockdale

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

-----------------------------------------------------------------------------------------
                                                  FINANCIAL INFORMATION
                                   AUDIT           SYSTEMS DESIGN AND           ALL OTHER
FUND                               FEES            IMPLEMENTATION FEES            FEES
-----------------------------------------------------------------------------------------
Arizona Dividend                  $ 5,124                  $0                    $2,219
Arizona Premium                     6,071                   0                     2,252
Connecticut Dividend                5,469                   0                     2,231
Connecticut Premium                 6,420                   0                     2,264
Georgia Dividend                    8,580                   0                     2,224
Georgia Premium                     5,891                   0                     2,246
Maryland Dividend                   6,035                   0                     2,251
Maryland Dividend 2                 8,580                   0                     2,250
Maryland Premium                    8,219                   0                     2,327
Massachusetts Dividend              5,259                   0                     2,224
Massachusetts Premium               6,212                   0                     2,257
Michigan Dividend                  10,487                   0                     2,225
Michigan Premium                    7,372                   0                     2,298
Michigan Quality                    8,906                   0                     2,351
Missouri Premium                    5,340                   0                     2,227
North Carolina Dividend             5,362                   0                     2,227
North Carolina Dividend 2           6,673                   0                     2,230
North Carolina Premium              6,761                   0                     2,276
Ohio Dividend                       6,056                   0                     2,252
Ohio Dividend 2                    10,487                   0                     2,238
Ohio Quality                        8,277                   0                     2,329
Texas Quality                       7,944                   0                     2,318
Virginia Dividend                   5,668                   0                     2,238
Virginia Dividend 2                 6,673                   0                     2,246
Virginia Premium                    7,678                   0                     2,308
-----------------------------------------------------------------------------------------

ALL NON-AUDIT FEES. The Audit Committee of each Fund has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Fund's Board of Directors/Trustees has appointed Ernst & Young LLP, independent public accountants, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that the Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable
Section 16(a) filing requirements during its last fiscal year, except that late filings were made on Form 3 on behalf of the Board members and officers, investment adviser and affiliated persons of the investment adviser for Georgia Dividend, Maryland Dividend 2, Michigan Dividend, North Carolina Dividend 2, Ohio Dividend, Ohio Dividend 2, and Virginia Dividend 2. To the knowledge of management of the Funds, no shareholder of a Fund beneficially owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of The John Nuveen Company, 333 West Wacker Drive, Chicago, Illinois 60606. The John Nuveen Company is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2003, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than May 30, 2003. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than August 13, 2003. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen Investments or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for Connecticut Dividend, Connecticut Premium, Georgia Dividend, Georgia Premium, Maryland Dividend, Maryland Dividend 2, Maryland Premium, Massachusetts Dividend, Massachusetts Premium, Missouri Premium, North Carolina Dividend, North Carolina Dividend 2, North Carolina Premium, Virginia Dividend, Virginia Dividend 2, and Virginia Premium was May 31, 2002, and for Arizona Dividend, Arizona Premium, Michigan Dividend, Michigan Premium, Michigan Quality, Ohio Dividend, Ohio Dividend 2, Ohio Quality and Texas Quality was July 31, 2002.

ANNUAL REPORT DELIVERY

Annual reports for the Funds with a fiscal year ended in May 2002 were sent to shareholders of record of each Fund following each Fund's fiscal year end. The 2002 annual report for each Fund with a fiscal year ended in July 2002 is expected to be available on or before September 30, 2002. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NFZ1002


[NUVEEN LOGO]                                                              NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INVESTMENTS                                                       NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                           NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
333 WEST WACKER DRIVE                                                      NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND
CHICAGO, IL 60606-1256                                                       NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
                                                                          NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                         NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                            NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
                                                                       NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                         NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
                                                                         NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                           NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
                                                                      NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                     NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                        NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
                                                                          NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                         NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                           NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
                                                                       NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                      NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                         NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

                                                                                 ANNUAL MEETING OF SHAREHOLDERS

                                                                                          COMMON SHARES

                                                                            PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                             FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                        OCTOBER 23, 2002

                                                                The annual meeting of shareholders will be held Wednesday, October
                                                                23, 2002, at 10:00 a.m. Central Time, in the 31st Floor Conference
                                                                Room of Nuveen Investments, 333 West Wacker Drive, Chicago,
                                                                Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and
                                                                Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on October 23, 2002, or any adjournment or adjournments thereof.


You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903.
To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X        NUNEW 1                     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

------------------------------------------------------------------------------------------------------------------------------------
(NAME OF FUND)
Common Shares

Vote On Proposal                                            For   Withhold   For All            To withhold authority to vote, mark
                                                            All     All       Except            "For All Except" and write the
                                                                                                nominee's number on the line below.
    ELECTION OF NOMINEES TO THE  BOARD                      [  ]   [  ]       [  ]
    01) Robert P. Bremner
    02) Lawrence H. Brown
    03) Anne E. Impellizzeri
    04) Peter R. Sawers
    05) Judith M. Stockdale

    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN
    YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE
    COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR
    OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    ------------------------------------------       -----------------------------------------

    ------------------------------------------       -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)  Date         Signature (Joint Owners)            Date


[NUVEEN LOGO]                                                              NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INVESTMENTS                                                       NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                           NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
333 WEST WACKER DRIVE                                                      NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND
CHICAGO, IL 60606-1256                                                       NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
                                                                          NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                         NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                            NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
                                                                       NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                         NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
                                                                         NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                           NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
                                                                      NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                     NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                        NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
                                                                          NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                         NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                           NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
                                                                       NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                      NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                         NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

                                                                               ANNUAL MEETING OF SHAREHOLDERS

                                                                      MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

                                                                           PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                            FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                      OCTOBER 23, 2002

                                                                The annual meeting of shareholders will be held Wednesday, October
                                                                23, 2002, at 10:00 a.m. Central Time, in the 31st Floor Conference
                                                                Room of Nuveen Investments, 333 West Wacker Drive, Chicago,
                                                                Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and
                                                                Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on October 23, 2002, or any adjournment or adjournments thereof.

You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X             NUNEW 2                KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                               DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------------
(NAME OF FUND)
Preferred Shares

      Vote On Proposal                                    For     Withhold   For All       To withhold authority to vote, mark "For
                                                          All       All       Except       All Except" and write the nominee's
                                                                                           number on the line below.

    ELECTION OF NOMINEES TO THE BOARD                     [ ]       [ ]        [ ]
    01) Robert P. Bremner
    02) Lawrence H. Brown
    03) Anne E. Impellizzeri
    04) Peter R. Sawers
    05) Judith M. Stockdale
    06) William J. Schneider
    07) Timothy R. Schwertfeger


    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    ------------------------------------------       -----------------------------------------

    ------------------------------------------       -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)   Date        Signature (Joint Owners)           Date

